Filed under Rule 497(c)
File no. 333-206784

Prospectus     May 22, 2017

LEGG MASON EQUITY

ETFs

CLEARBRIDGE DIVIDEND STRATEGY ESG ETF

NASDAQ (Ticker Symbol): YLDE

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

ClearBridge Dividend Strategy ESG ETF (the “fund”) seeks dividend income, growth of dividend income and long-term capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.59
Distribution and/or service (12b-1) fees	0.00
Other expenses[1]	None
Total annual fund operating expenses	0.59

[1]	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own shares ($)
	1 year	3 years
ClearBridge Dividend Strategy ESG ETF	60	189

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund is newly offered; therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal investment strategies

Under normal circumstances, the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in dividend-paying stocks or other instruments with similar economic characteristics that offer the potential for income growth and capital appreciation over time and that meet its financial and environmental, social and governance (“ESG”) criteria. The fund may also invest in companies that the subadviser believes are making substantial progress toward becoming a leader in ESG policies.

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Determination of a company’s ESG standards is based on the subadviser’s proprietary research approach. The subadviser will exercise judgment to determine ESG best practices based on its twenty-five year history of managing ESG investment strategies through an established proprietary process. The subadviser utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency and life-cycle analysis; community involvement, strategic philanthropy and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by the fundamental analyst platform on a sector-specific basis, and a proprietary ESG rating is assigned to each company.

The fund invests primarily in common stocks. Equity securities in which the fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”) and warrants and rights. The fund may invest in equity securities of foreign issuers, either directly or through depositary receipts. The fund may invest in companies of any size but focuses on large cap companies.

The portfolio managers focus on companies that they believe to be of high quality and that:

•	Pay an attractive dividend

•	Have the potential to significantly grow their dividends

•	Provide consistent and competitive risk-adjusted returns achieved by capitalizing on the convergence between a company’s investment potential and its ESG attributes

The subadviser uses fundamental analysis to identify companies with strong balance sheets, dominant market positions and reasonable valuations. It is also the subadviser’s intention to engage and encourage management to improve in certain ESG areas identified by the subadviser through the sector analysts’ lead engagements. The subadviser will sell a security if the issuer no longer meets its financial or ESG criteria.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is an alphabetical list of the principal risks of investing in the fund.

Asset class risk. Securities or other assets in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business, elect not to transact with the fund, or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, fund shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Currency risk. The value of investments in securities either denominated in or tied to foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser, Authorized Participants, the relevant listing exchange and/or the fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Legg Mason Equity ETFs	3

Principal risks cont’d

ESG investment strategy risk. The fund’s ESG investment strategy may limit the types and number of investment opportunities available to the fund and, as a result, may underperform funds that are not subject to such criteria. The fund’s ESG investment strategy may result in the fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The fund may also underperform other funds screened for different ESG standards. In addition, the subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or

4	Legg Mason Equity ETFs

limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund. Furthermore, the implementation of the fund’s investment strategies is subject to a number of constraints, which could also adversely affect the fund’s value or performance.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Trading issues risk. Trading in shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

These risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

Legg Mason Equity ETFs	5

Performance

The fund has not yet operated for a full calendar year. Once the fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. The performance information will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of a broad measure of market performance.

6	Legg Mason Equity ETFs

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”)

Subadviser: ClearBridge Investments, LLC (“ClearBridge” or the “subadviser”)

Portfolio managers: Harry D. (“Hersh”) Cohen (a Managing Director, Portfolio Manager and Co-Chief Investment Officer of ClearBridge), Peter Vanderlee (a Managing Director and Portfolio Manager of ClearBridge), Michael Clarfeld (a Managing Director and Portfolio Manager of ClearBridge) and Mary Jane McQuillen (a Managing Director, Portfolio Manager and the Head of Environmental, Social and Governance Investment of ClearBridge). Mr. Cohen, Mr. Vanderlee, Mr. Clarfeld and Ms. McQuillen have been portfolio managers for the fund since May 2017. It is anticipated that Mr. Cohen will step down as a member of the fund’s portfolio management team effective on or about December 31, 2017, and at that time, Scott Glasser (Co-Chief Investment Officer, a Managing Director and a Portfolio Manager of ClearBridge) will join the fund’s portfolio management team.

Purchase and sale of fund shares

The fund is an actively managed exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Unit aggregations. Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Legg Mason Equity ETFs	7

More on the fund’s investment strategies,

investments and risks

Introduction

The fund is an actively managed exchange-traded fund (“ETF”). Shares of the fund are listed for trading on NASDAQ. The market price for a share of the fund may be different from the fund’s most recent NAV.

ETFs are funds that trade like other publicly traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the fund may be purchased or redeemed directly from the fund at NAV solely by Authorized Participants (as defined in the “Creations and redemptions” section of this Prospectus). Also unlike shares of a mutual fund, shares of the fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Investment objective

The fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Principal investment strategies and investments

Under normal circumstances, the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in dividend-paying stocks or other instruments with similar economic characteristics that offer the potential for income growth and capital appreciation over time and that meet its ESG criteria. The fund may also invest in companies that the subadviser believes are making substantial progress toward becoming a leader in ESG policies. Limited investments also may be made in non-dividend-paying stocks that are not expected to pay a dividend in the near future.

The fund invests primarily in common stocks. Equity securities in which the fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”) and warrants and rights. The fund may invest in equity securities of foreign issuers, either directly or through depositary receipts. The fund may invest in companies of any size but focuses on large cap companies.

The portfolio managers focus on companies that they believe to be of high quality and that:

•	Pay an attractive dividend

•	Have the potential to significantly grow their dividends

•	Provide consistent and competitive risk-adjusted returns achieved by capitalizing on the convergence between a company’s investment potential and its ESG attributes

The subadviser uses fundamental analysis to identify companies with strong balance sheets, dominant market positions and reasonable valuations. It is also the subadviser’s intention to engage and encourage management to improve in certain ESG areas identified by the subadviser through the sector analysts’ lead engagements. The subadviser will sell a security if the issuer no longer meets its financial or ESG criteria.

Determination of a company’s ESG standards is based on the subadviser’s proprietary research approach. The subadviser will exercise judgment to determine ESG best practices based on its twenty-five year history of managing ESG investment strategies through an established proprietary process. The subadviser utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency and life-cycle analysis; community involvement, strategic philanthropy and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by the fundamental analyst platform on a sector-specific basis, and a proprietary ESG rating is assigned to each company.

The subadviser uses fundamental analysis to identify companies with strong balance sheets, dominant market positions and reasonable valuations. It is also the subadviser’s intention to engage and encourage management to improve in certain ESG areas identified by the subadviser through the sector analysts lead engagements.

ESG characteristics and weightings are determined by sector, but also share common traits such as transparency, management involvement, innovation, long-term view, and willingness to engage investors on sustainability matters. The subadviser may also identify potential investments in companies that have attractive qualities based on proprietary research. The portfolio managers will exercise their judgment in applying the ESG ratings system. The subadviser will sell a security if the issuer no longer meets its financial or ESG criteria.

8	Legg Mason Equity ETFs

Proxy voting is a vital part of the management role. The portfolio managers are guided by the ClearBridge Proxy Voting Policies and Procedures, which include proxy guidelines for traditional governance, environmental and social proposals. In addition, the portfolio managers generally support shareholder proposals that promote good governance, greater corporate transparency, accountability and ethical practices.

Important information

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon notice to shareholders.

There is no assurance that the fund will meet its investment objective.

The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

More on the fund’s investments

Equity investments

Equity securities may include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, securities convertible into common stocks, and securities of other investment companies and of REITs. Convertible securities may be purchased to gain additional exposure to a company or for their income or other features.

Foreign investments

The fund may invest in equity securities of foreign issuers in developed or emerging markets, either directly or through depositary receipts.

Cash management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Investments by other funds

The fund may be an investment option for other funds, including affiliated funds.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Percentage and other limitations

The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change resulting from a change in asset values or characteristics will not constitute a violation of that limitation.

Selection process

The fund invests primarily in dividend-paying stocks that offer the potential for income growth and capital appreciation over time. The portfolio managers believe that companies that exhibit market leadership, coupled with solid balance sheets and strong dividend profiles, are attractive investment candidates for the long-term investor.

Legg Mason Equity ETFs	9

More on the fund’s investment strategies,

investments and risks cont’d

The portfolio managers also consider various ESG factors, including but not limited to:

•	Supply chain monitoring and standards

•	Environmental management systems

•	Greenhouse gas emissions targets and achievements

•	Waste minimization and natural resource scarcity policies

•	The regulatory framework to which the company is subject

•	Workplace safety standards

•	Labor relations

•	Community impact

•	Employee training and retention programs

•	Green products and services

•	Continuous improvements in energy efficiency in products and operations

•	Executive compensation, independence and diversity of the board

•	Capital allocation policy

The portfolio managers will re-examine a current holding when valuation is realized, fundamentals deteriorate, and/or cyclical shifts alter an industry’s attractiveness. External and macroeconomic factors (such as management changes or legal issues) are also considered.

More on risks of investing in the fund

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance.

Asset class risk. Securities or other assets in the fund’s portfolio may underperform in comparison to the general financial markets, a particular securities market or other asset classes. This may cause the fund to underperform other investment vehicles that invest in different asset classes.

Assets under management (AUM) risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the fund would be maintained at such levels.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business, elect not to transact with the fund, or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Convertible securities risk. Convertible securities are subject to both the stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

Currency risk. The value of investments in securities either denominated in or tied to foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

10	Legg Mason Equity ETFs

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser, Authorized Participants, the relevant listing exchange and/or the fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

ESG investment strategy risk. The fund’s ESG investment strategy limits the types and number of investment opportunities available to the fund and, as a result, may underperform other funds that do not have an ESG focus. The fund’s ESG investment strategy may result in the fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The fund may also underperform other funds screened for different ESG standards. In addition, the subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.

The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that value stocks may remain undervalued. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the fund’s value may not rise as much as the value of funds that have a greater focus on companies with smaller market capitalizations.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market

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investments and risks cont’d

for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash management needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market sector risk. The fund may be significantly overweight or underweight in certain companies, industries or market sectors, which may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.

Market trading risk.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Risk of secondary listings. The fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary market trading risk. Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders.

Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

12	Legg Mason Equity ETFs

Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent NAV. The NAV of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or NAV. As a result, the trading prices of the fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, the subadviser believes that large discounts or premiums to the NAV of the fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the fund’s shares trading at a discount to NAV.

Costs of buying or selling fund shares. Buying or selling fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). There may also be regulatory and other charges that are incurred as a result of trading activity. The spread varies over time for shares of the fund based on trading volume and market liquidity, and is generally narrower if the fund has more trading volume and market liquidity and wider if the fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund. Furthermore, the implementation of the fund’s investment strategies is subject to a number of constraints, which could also adversely affect the fund’s value or performance.

REITs risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions. Certain REITs charge management fees, which may result in layering the management fees paid by the fund. REITs may be leveraged, which increases risk.

Redemptions by other funds and by other significant investors risk. The fund may be an investment option for other Legg Mason, Inc. sponsored mutual funds and ETFs that are managed as “funds of funds,” unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product

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More on the fund’s investment strategies,

investments and risks cont’d

lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Trading issues risk. Trading in shares of the fund on NASDAQ (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Valuation methodologies may be further impacted by technological issues and/or errors by pricing vendors or their personnel. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its NAV. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Warrants and rights risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by the fund is not exercised by the date of its expiration, the fund would lose the entire purchase price of the warrant or right.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

On each business day, the fund will disclose on www.leggmason.com the identities and quantities of the fund’s portfolio holdings and other assets held by the fund that will form the basis for the fund’s calculation of its net asset value per share at the end of the business day. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Tax advantaged product structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the shares of the fund have been designed to be created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash) in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities—which, in turn, may generate taxable gain—the in-kind redemption mechanism of the fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed or sold.

14	Legg Mason Equity ETFs

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2017, LMPFA’s total assets under management were approximately $192.5 billion.

ClearBridge Investments, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for any portion of the fund’s cash and short-term instruments that is allocated to Western Asset Management Company (“Western Asset”). ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of March 31, 2017, ClearBridge’s total assets under management were approximately $123 billion, including $12.4 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2017, the total assets under management of Western Asset and its supervised affiliates were approximately $426.9 billion.

LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2017, Legg Mason’s asset management operations had aggregate assets under management of approximately $728.4 billion.

Portfolio managers

Harry D. (“Hersh”) Cohen, Peter Vanderlee, Michael Clarfeld and Mary Jane McQuillen have been portfolio managers for the fund since May 2017. Mr. Cohen, Mr. Vanderlee, Mr. Clarfeld and Ms. McQuillen are primarily responsible for overseeing the day-to-day operation of the fund and have the ultimate authority to make portfolio decisions.

Mr. Cohen is a Managing Director, Portfolio Manager and Co-Chief Investment Officer of ClearBridge and has 47 years of industry experience. He joined the subadviser or its predecessor in 2005. Previously, Mr. Cohen was Chief Investment Officer-U.S. Retail and High Net Worth of Citigroup Asset Management and a Managing Director of Citigroup Global Markets Inc. (“CGMI”). He joined CGMI’s predecessor in 1969.

Mr. Vanderlee is a Managing Director and Portfolio Manager of ClearBridge and has 17 years of industry experience. He joined the subadviser or its predecessor in 2005. Previously, he was with CGMI since 1999.

Mr. Clarfeld is a Managing Director and Portfolio Manager of ClearBridge and has 16 years of industry experience. He has been with ClearBridge since 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

Ms. McQuillen is a Managing Director, Portfolio Manager and the Head of Environmental, Social and Governance Investment of ClearBridge. Ms. McQuillen joined the subadviser or its predecessor in 1996 and has since focused on the ESG strategies at the subadviser. Ms. McQuillen has 20 years of investment industry experience.

It is anticipated that Mr. Cohen will step down as a member of the fund’s portfolio management team effective on or about December 31, 2017, and at that time, Scott Glasser will join the fund’s portfolio management team. Mr. Glasser is Co-Chief Investment Officer, a Managing Director and a Portfolio Manager of ClearBridge and has 26 years of industry experience. He joined the subadviser or its predecessor in 1993.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fees

Pursuant to the Management Agreement and subject to the general supervision of the Board, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement.

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More on fund management cont’d

The fund pays management fees as follows:

Name of Fund	Management Fee
ClearBridge Dividend Strategy ESG ETF	0.59% of average daily net assets

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements will be available in the fund’s semi-annual report for the period ending May 31, 2017.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadvisers, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 21202, serves as the distributor of Creation Units for the fund on an agency basis. LMIS does not maintain a secondary market in the fund’s shares. LMIS has no role in determining the fund’s policies or the securities that are purchased or sold by the fund.

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the fund, and there are no current plans to impose these fees.

Additional payments

Legg Mason or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the fund available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the fund. Rather, such payments are made by Legg Mason or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the fund. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the fund over another investment. More information regarding these payments is contained in the fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from Legg Mason or its affiliates.

16	Legg Mason Equity ETFs

Shareholder information

Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 888-386-5535 or visiting our website at www.leggmason.com.

Purchasing and selling shares

Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the “Creations and redemptions” section of this Prospectus. Only an Authorized Participant (as defined in the “Creations and redemptions” section) may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the fund are listed for trading on the secondary market on NASDAQ. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots” at no per-share price differential. The fund’s shares trade on NASDAQ as follows:

Name of Fund	Ticker Symbol
ClearBridge Dividend Strategy ESG ETF	YLDE

Share prices are reported in dollars and cents per share.

Buying or selling fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has high trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Authorized Participants may acquire shares directly from the fund and may tender their shares for redemption directly to the fund, at NAV per share only in Creation Units.

The fund’s primary listing exchange is NASDAQ. NASDAQ is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the fund. In order for a registered investment company to invest in shares of the fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the fund, the registered investment company (outside the Legg Mason fund family) must enter into an agreement with the fund.

Frequent purchases and redemptions of fund shares

The Board has evaluated the risks of frequent purchases and redemptions of fund shares (“market timing”) activities by the fund’s shareholders. The Board noted that the fund’s shares can only be purchased and redeemed directly from the fund in Creation Units by Authorized Participants and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains.

With respect to trades directly with the fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the fund permits or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. The fund also employs fair valuation pricing to minimize potential dilution from market timing. The fund imposes transaction fees on in-kind purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to apply policies and procedures to the fund to detect and deter market timing.

Legg Mason Equity ETFs	17

Shareholder information cont’d

Book entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund share trading prices

The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the fund, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “intra-day indicative value” (“IIV”), is disseminated every 15 seconds throughout each trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit but does not include a reduction for the fees, operating expenses or transaction costs incurred by the fund. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the fund’s NAV, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities. The fund is not involved in, or responsible for, the calculation or dissemination of the IIV or make any representation or warranty as to its accuracy.

Calculation of net asset value

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

The fund calculates its NAV every day the New York Stock Exchange (the “NYSE”) is open. The fund generally values its securities and other assets and calculates its NAV as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its NAV as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or sell the fund’s shares.

•

Investments in ETFs and closed-end funds listed on an exchange are valued at the closing sale or official closing price on that exchange. Investments in open-end funds other than ETFs are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value

18	Legg Mason Equity ETFs

procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s NAV is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Legg Mason Equity ETFs	19

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains. The fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Reinvestment of distributions

Distributions are paid by the fund in cash. No dividend reinvestment service is provided by the fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

Taxes on distributions

In general, dividends and distributions are all taxable events. Distributions of investment income that the fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain. Substitute payments received on fund shares that are lent out will be ineligible for being reported as qualified dividend income and for other potentially beneficial tax treatment.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on the net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

Interest received by the fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the fund at the close of a year consists of securities of non-U.S. corporations, the fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and

20	Legg Mason Equity ETFs

indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when shares are sold

Capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

Legg Mason Equity ETFs	21

Creations and redemptions

Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. The following table sets forth the number of shares of the fund that constitute a Creation Unit:

Fund	Creation unit size
ClearBridge Dividend Strategy ESG ETF	50,000

Each “creator” or “Authorized Participant” enters into an authorized participant agreement with LMIS, the fund’s distributor. Only an Authorized Participant may create or redeem Creation Units directly with the fund.

A creation transaction, which is subject to acceptance by LMIS, generally takes place when an Authorized Participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of Creation Units (a “Creation Basket”). Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund (“Fund Securities”) and a specified amount of cash. Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio. Except when aggregated in Creation Units, shares are not redeemable by the fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the fund’s instructions or may not be executed at all, or the fund may not be able to place or change orders.

To the extent the fund engages in in-kind transactions, the fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933 (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs associated with creations and redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of fund shares may pay fees for such services.

22	Legg Mason Equity ETFs

The following table shows, as of May 1, 2017, the approximate value of one Creation Unit of the fund, standard fees and maximum additional charges for creations and redemptions (as described above):

	Approximate Value of a Creation Unit ($)	Creation Unit Size	Estimated Standard Creation/ Redemption Transaction Fee ($)	Maximum Additional Charge for Creations* (%)	Maximum Additional Charge for Redemptions* (%)
ClearBridge Dividend Strategy ESG ETF	1,250,000.00	50,000	250.00	2.0	2.0

*	As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

Legg Mason Equity ETFs	23

Financial highlights

As the fund has not commenced operations as of the date of this Prospectus, no financial information is available. The Prospectus will include financial information for the fund once it has issued its first annual report to shareholders that contains audited financial statements.

24	Legg Mason Equity ETFs

Prior performance of similar accounts

The fund is newly offered. Once the fund has a performance record of at least one calendar year, the fund’s performance will be included in the Prospectus. The performance set forth below does not represent the performance of the fund and is not indicative of the fund’s future performance.

The subadviser has managed a series of accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the fund since March 2013 (the “Composite”). The Composite consists of discretionary wrap accounts with an account minimum of $25,000. The portfolio managers actively integrate criteria inclusive of environmental, social and governance (ESG) issues into the portfolio construction of the strategy. Accounts within the Composite seek growth of dividend income and long-term capital appreciation in challenging markets by investing in stocks that pay an attractive dividend or have the potential to significantly grow their dividends.

The investment performance of the Composite is summarized below. Harry D. (“Hersh”) Cohen, Peter Vanderlee, Michael Clarfeld and Mary Jane McQuillen have been portfolio managers of each account in the Composite since its inception. The accounts in the Composite consist of all of the accounts advised and subadvised by the subadviser with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the fund. The accounts in the Composite are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, to which the fund, as a registered investment company, is subject. If such accounts were subject to all the requirements and limitations applicable to the fund, the Composite’s performance might have been adversely affected.

The performance of the Composite is compared against the S&P 500® Index, the Composite’s and the fund’s benchmark. The S&P 500® Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.

The Composite
The performance set forth herein does not represent the performance of the fund and is not indicative of the fund’s future performance.

Calendar Year Returns	Performance Net of Fees (%)*	Performance “Pure” Gross of Fees (%)†	S&P 500® Index (%)
2016	11.10%	14.41%	11.96%
2015	(6.82)%	(4.00)%	1.38%
2014	10.30%	13.58%	13.69%

Average Annual Total Returns as of 12/31/16
1 Year	11.10%	14.41%	11.96%
3 Year	4.52%	7.65%	8.87%
Since Inception (3/31/13)	7.79%	11.01%	9.88%

*	Net of fees Composite returns are calculated by reducing each monthly composite “pure” gross rate of return by the highest “bundled” fee charged (3.00%) annually, prorated to a monthly ratio. The “bundled” fee includes transaction costs, investment management, custodial, and other administrative fees.
†	“Pure” Gross of fees performance does not reflect deductions of any expenses, including transaction costs.

The performance of the fund may be better or worse than the performance of the Composite shown above due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes and cash flows between the fund and the accounts illustrated above. If the performance had been so adjusted, returns would have been lower than those shown. Investors should not rely on the performance of the Composite as an indication of future performance of the fund. The performance set forth above does not represent the performance of the fund and is not indicative of the fund’s future performance.

Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. The returns shown above are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the subadviser’s experience in managing an investment strategy substantially similar to that of the fund. Investors should not rely on this information as an indication of actual or future performance of the fund. The data presented above represent past performance and do not guarantee future results. Performance results fluctuate, and there can be no assurance that objectives will always be achieved. Other methods of computing returns may produce different results, and the results for different periods will vary. Investors’ principal may be at risk under market conditions. The value of an investment upon withdrawal may be worth more or less than its original cost.

Legg Mason Equity ETFs	25

Legg Mason Equity

ETFs

ClearBridge Dividend Strategy ESG ETF

You may visit www.leggmason.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments will be available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact the broker-dealer through which you hold your shares if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling the fund at 888-386-5535 or by writing to the fund at www.leggmason.com.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-23096)

ETFF364065ST 05/17